UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2010, Hersha Hospitality Trust (the “Company”) held the 2010 annual meeting of shareholders.  At the 2010 annual meeting, the shareholders approved an amendment to the Company’s 2008 Equity Incentive Plan. Accordingly, the 2008 Equity Incentive Plan was amended, effective as of May 19, 2010, to:

•
replace the annual grant-by-grant limit on options, stock appreciation rights, stock awards and performance share awards with a single, annual limit applicable to all equity-based awards issuable under the 2008 Equity Incentive Plan;

•	increase the aggregate limit on stock awards and performance share awards issuable to all participants under the 2008 Equity Incentive Plan from 2,000,000 common shares to 3,000,000 common shares; and

•	make certain ministerial changes to the 2008 Equity Incentive Plan to reflect that the Company’s common shares are listed on the NYSE.

A summary description of the 2008 Equity Incentive Plan and the amendment approved by the shareholders is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2010 under the heading “Proposal Three—Approval of Amendments to the 2008 Equity Incentive Plan,” which description is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the Company’s shareholders at the 2010 annual meeting of shareholders held on May 19, 2010:

•	The election of four Class I trustees to the Board of Trustees to serve until the 2012 annual meeting of shareholders or until their respective successors are elected and qualified.

•	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

•	The approval of the amendment to the Company’s 2008 Equity Incentive Plan described above.

The final voting results, including the number of votes cast for and against and the number of abstentions and non-votes, with respect to each matter voted upon at the Company’s 2010 annual meeting are set forth below:

Results of the Election of Class I Trustees

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay H. Shah	97,912,179	8,586,908	17,586,766
Thomas S. Capello	97,944,213	8,554,874	17,586,766
Thomas J. Hutchison III	101,043,999	5,455,088	17,586,766
Donald J. Landry	101,047,014	5,452,073	17,586,766

The four nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Trustees as Class I trustees, and will serve as trustees until the 2012 annual meeting or until their respective successors are elected and qualified.

1

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The results of the voting included 119,811,038 votes for, 2,060,841 votes against and 2,213,974 votes abstained. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified.

Approval of Amendment to the Company’s 2008 Equity Incentive Plan

The results of the voting included 84,251,884 votes for, 22,034,742 votes against, 212,461 votes abstained and 17,586,766 broker non-votes. The amendment to the Company’s 2008 Equity Incentive Plan was approved.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

10.1
Amendment No. 1 to the Hersha Hospitality Trust 2008 Equity Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on April 15, 2010, and incorporated by reference herein).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 24, 2010	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer